Exhibit 99.1

Corporate Communications
mediarelations@aa.com

Investor Relations
investor.relations@aa.com

FOR RELEASE: Thursday, July 20, 2023
AMERICAN AIRLINES REPORTS SECOND-QUARTER 2023 FINANCIAL RESULTS
FORT WORTH, Texas –– American Airlines Group Inc. (NASDAQ: AAL) today reported its second-quarter 2023 financial results, including:
•Record quarterly revenue of $14.1 billion, a 4.7% increase year over year.
•Second-quarter net income of $1.3 billion, or $1.88 per diluted share. Excluding net special items1, second-quarter net income of $1.4 billion, or $1.92 per diluted share.
•Generated operating cash flow of $1.8 billion and free cash flow of $1.2 billion in the second quarter.
•Ended the quarter with $14.9 billion of total available liquidity.
•Raising full-year adjusted EPS2 guidance to between $3.00 and $3.75 per diluted share.
•Credit rating upgraded two notches to B+ by Fitch.
“It was another fantastic quarter for American, driven by the hard work of our team to deliver a reliable operation for our customers and the continued strong demand for our product,” said American’s CEO Robert Isom. “Our operation is performing at historically strong levels, and we have worked to refresh our fleet and build a comprehensive global network, all of which helped to produce record revenues in the second quarter. We will build on this momentum the rest of the year and continue to prioritize reliability, profitability, accountability and strengthening our balance sheet.”
Running a reliable operation
The American Airlines team delivered a strong operational performance during the quarter, achieving its best-ever second-quarter completion factor and controllable completion factor3. American and its regional partners operated nearly 500,000 flights in the second quarter, with an average load factor of approximately 86%.
American delivered a record Memorial Day weekend mainline completion factor and controllable completion factor, while operating its largest-ever mainline Memorial Day weekend schedule. The momentum continued into June, with the American team delivering a record June completion factor and controllable completion factor, despite weather and air traffic control challenges. In the second quarter, American achieved its best-ever April, May and June controllable completion factors3 and delivered 11 more combined zero-cancellation days versus the same period last year.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

Returning to profitability
American produced record quarterly revenues of $14.1 billion in the second quarter. The strong revenue performance was driven by continued broad-based demand strength and American's completion factor performance in the quarter. Demand was particularly strong in the month of June driven by an increase in close-in bookings. Domestic and short-haul international revenue continue to perform well, and the airline has seen noticeable strength in long-haul international demand and yield performance.
In the second quarter, the company produced an operating margin of 15.4% and net income of $1.3 billion on a GAAP basis. Excluding net special items1, American produced net income of $1.4 billion in the second quarter.
Liquidity and balance sheet
American generated operating cash flow and free cash flow of nearly $1.8 billion and $1.2 billion, respectively, in the second quarter. The company reduced total debt4 by $387 million in the quarter. Strengthening the balance sheet continues to be a top priority, and American is nearly two-thirds of the way to its goal of reducing total debt by $15 billion by the end of 2025. As of June 30, 2023, American had reduced its total debt by approximately $9.4 billion from peak levels in mid-2021. The company's commitment to strengthening its balance sheet is being recognized, as evidenced by Fitch upgrading the company's rating two notches, to B+. The company ended the quarter with approximately $14.9 billion of total available liquidity, comprised of cash and short-term investments plus undrawn capacity under revolving and other short-term credit facilities.
Guidance and investor update
Based on demand trends and the current fuel price forecast and excluding the impact of special items, the company expects its third-quarter 2023 adjusted earnings per diluted share2 to be between $0.85 and $0.95. American now expects its full-year 2023 adjusted earnings per diluted share2 to be between $3.00 and $3.75. The company’s forecasts include the estimated impact of anticipated new labor agreements.
For additional financial forecasting detail, please refer to the company’s investor update, furnished with this press release with the SEC on Form 8-K. This filing will also be available at aa.com/investorrelations.
Conference call and webcast details
The company will conduct a live audio webcast of its financial results conference call at 7:30 a.m. CT today. The call will be available to the public on a listen-only basis at
aa.com/investorrelations. An archive of the webcast will be available on the website through Aug. 20.
Notes
See the accompanying notes in the financial tables section of this press release for further explanation, including a reconciliation of all GAAP to non-GAAP financial information, including the calculation of free cash flow.
1.The company recognized $33 million of net special items after the effect of taxes in the second quarter, which principally included charges associated with debt extinguishments and mark-to-market adjustments on equity investments.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

2.Adjusted earnings per diluted share guidance excludes the impact of net special items. The company is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of net special items cannot be determined at this time.
3.Excludes second-quarter 2020 and second-quarter 2021, which were impacted by significantly reduced capacity due to COVID-19.
4.All references to total debt include debt, finance leases, operating lease liabilities and pension obligations.
About American Airlines Group
To Care for People on Life’s Journey®. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.
Cautionary statement regarding forward-looking statements and information
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

American Airlines Group Inc.
Condensed Consolidated Statements of Operations
(In millions, except share and per share amounts)
(Unaudited)

	3 Months Ended June 30,		Percent Increase (Decrease)		6 Months Ended June 30,		Percent Increase (Decrease)
	2023	2022			2023	2022
Operating revenues:
Passenger	$12,978	$12,223	6.2		$24,081	$20,041	20.2
Cargo	197	328	(39.8)		420	692	(39.2)
Other	880	871	1.1		1,743	1,588	9.8
Total operating revenues	14,055	13,422	4.7		26,244	22,321	17.6
Operating expenses:
Aircraft fuel and related taxes	2,723	4,020	(32.3)		5,890	6,522	(9.7)
Salaries, wages and benefits	3,635	3,235	12.4		6,917	6,389	8.3
Regional expenses:
Regional operating expenses	1,073	992	8.3		2,135	1,964	8.8
Regional depreciation and amortization	80	80	(0.6)		160	160	—
Maintenance, materials and repairs	808	647	24.9		1,520	1,264	20.3
Other rent and landing fees	762	694	9.8		1,470	1,372	7.1
Aircraft rent	344	345	(0.4)		688	698	(1.4)
Selling expenses	489	504	(3.0)		927	836	10.8
Depreciation and amortization	483	504	(4.0)		969	995	(2.6)
Special items, net	—	(5)	(99.4)		13	152	(91.2)
Other	1,495	1,389	7.6		2,955	2,675	10.5
Total operating expenses	11,892	12,405	(4.1)		23,644	23,027	2.7
Operating income (loss)	2,163	1,017	nm	(1)	2,600	(706)	nm
Nonoperating income (expense):
Interest income	162	29	nm		288	37	nm
Interest expense, net	(548)	(468)	17.1		(1,088)	(932)	16.8
Other income (expense), net	(14)	25	nm		(21)	118	nm
Total nonoperating expense, net	(400)	(414)	(3.4)		(821)	(777)	5.7
Income (loss) before income taxes	1,763	603	nm		1,779	(1,483)	nm
Income tax provision (benefit)	425	127	nm		431	(324)	nm
Net income (loss)	$1,338	$476	nm		$1,348	$(1,159)	nm

Earnings (loss) per common share:
Basic	$2.05	$0.73			$2.06	$(1.78)
Diluted	$1.88	$0.68			$1.91	$(1.78)
Weighted average shares outstanding (in thousands):
Basic	653,602	650,346			652,801	649,925
Diluted	719,345	718,532			718,890	649,925
Note: Percent change may not recalculate due to rounding.
(1)Not meaningful or greater than 100% change.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

American Airlines Group Inc.
Consolidated Operating Statistics (1)
(Unaudited)

	3 Months Ended June 30,		Increase (Decrease)	6 Months Ended June 30,		Increase (Decrease)
	2023	2022		2023	2022
Revenue passenger miles (millions)	60,020	57,516	4.4%	112,034	101,806	10.0%
Available seat miles (ASM) (millions)	69,658	66,163	5.3%	134,665	125,697	7.1%
Passenger load factor (percent)	86.2	86.9	(0.7) pts	83.2	81.0	2.2 pts
Yield (cents)	21.62	21.25	1.7%	21.49	19.69	9.2%
Passenger revenue per ASM (cents)	18.63	18.47	0.8%	17.88	15.94	12.2%
Total revenue per ASM (cents)	20.18	20.29	(0.5) %	19.49	17.76	9.7%
Cargo ton miles (millions)	427	500	(14.7) %	849	1,036	(18.1) %
Cargo yield per ton mile (cents)	46.31	65.58	(29.4) %	49.51	66.74	(25.8) %

Fuel consumption (gallons in millions)	1,041	997	4.4%	2,006	1,891	6.0%
Average aircraft fuel price including related taxes (dollars per gallon)	2.62	4.03	(35.1) %	2.94	3.45	(14.8) %

Operating cost per ASM (cents)	17.07	18.75	(8.9) %	17.56	18.32	(4.2) %
Operating cost per ASM excluding net special items (cents)	17.06	18.76	(9.0) %	17.54	18.20	(3.6) %
Operating cost per ASM excluding net special items and fuel (cents)	13.16	12.68	3.7%	13.17	13.01	1.2%

Passenger enplanements (thousands)	54,285	53,068	2.3%	102,517	95,790	7.0%
Departures (thousands):
Mainline	289	260	11.3%	564	501	12.5%
Regional	209	243	(13.9) %	411	474	(13.4) %
Total	498	503	(0.9) %	975	975	— %
Average stage length (miles):
Mainline	1,141	1,181	(3.4) %	1,132	1,170	(3.2) %
Regional	463	478	(3.1) %	466	481	(3.2) %
Total	856	841	1.8%	851	835	2.0%
Aircraft at end of period:
Mainline (2)	944	895	5.5%	944	895	5.5%
Regional (3)	526	576	(8.7) %	526	576	(8.7) %
Total	1,470	1,471	(0.1) %	1,470	1,471	(0.1) %
Full-time equivalent employees at end of period:
Mainline	104,400	102,100	2.3%	104,400	102,100	2.3%
Regional (4)	28,100	27,100	3.7%	28,100	27,100	3.7%
Total	132,500	129,200	2.6%	132,500	129,200	2.6%
Note: Amounts may not recalculate due to rounding.
(1)Unless otherwise noted, operating statistics include mainline and regional operations. Regional includes wholly-owned regional airline subsidiaries and operating results from capacity purchase carriers.
(2)Excludes three Boeing 737-800 mainline aircraft that were in temporary storage as of June 30, 2023.
(3)Includes aircraft owned and leased by American as well as aircraft operated by third-party regional carriers under capacity purchase agreements. Excluded from the aircraft count above are 74 regional aircraft that were in temporary storage as of June 30, 2023 as follows: 53 Embraer 145, 12 Bombardier CRJ 700, six Embraer 170, and three Bombardier CRJ 900.
(4)Regional full-time equivalent employees only include our wholly-owned regional airline subsidiaries.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

American Airlines Group Inc.
Consolidated Revenue Statistics by Region
(Unaudited)

	3 Months Ended June 30,		Increase (Decrease)	6 Months Ended June 30,		Increase (Decrease)
	2023	2022		2023	2022
Domestic (1)
Revenue passenger miles (millions)	39,758	39,488	0.7%	75,509	72,120	4.7%
Available seat miles (ASM) (millions)	45,700	43,948	4.0%	90,255	85,821	5.2%
Passenger load factor (percent)	87.0	89.9	(2.9) pts	83.7	84.0	(0.3) pts
Passenger revenue (dollars in millions)	9,195	9,120	0.8%	17,232	15,180	13.5%
Yield (cents)	23.13	23.10	0.1%	22.82	21.05	8.4%
Passenger revenue per ASM (cents)	20.12	20.75	(3.0) %	19.09	17.69	7.9%

Latin America (2)
Revenue passenger miles (millions)	7,926	8,424	(5.9) %	16,934	16,077	5.3%
Available seat miles (millions)	9,200	9,801	(6.1) %	19,710	20,112	(2.0) %
Passenger load factor (percent)	86.2	86.0	0.2 pts	85.9	79.9	6.0 pts
Passenger revenue (dollars in millions)	1,640	1,534	6.9%	3,555	2,761	28.8%
Yield (cents)	20.69	18.21	13.6%	20.99	17.17	22.2%
Passenger revenue per ASM (cents)	17.82	15.65	13.9%	18.04	13.73	31.4%

Atlantic
Revenue passenger miles (millions)	10,689	9,045	18.2%	16,510	12,649	30.5%
Available seat miles (millions)	12,823	11,630	10.3%	21,065	18,010	17.0%
Passenger load factor (percent)	83.4	77.8	5.6 pts	78.4	70.2	8.2 pts
Passenger revenue (dollars in millions)	1,888	1,481	27.5%	2,819	1,947	44.8%
Yield (cents)	17.66	16.37	7.9%	17.07	15.39	10.9%
Passenger revenue per ASM (cents)	14.72	12.73	15.6%	13.38	10.81	23.8%

Pacific
Revenue passenger miles (millions)	1,647	559	nm	3,081	960	nm
Available seat miles (millions)	1,935	784	nm	3,635	1,754	nm
Passenger load factor (percent)	85.1	71.2	13.9 pts	84.8	54.7	30.1 pts
Passenger revenue (dollars in millions)	255	88	nm	475	153	nm
Yield (cents)	15.50	15.81	(2.0) %	15.40	15.94	(3.4) %
Passenger revenue per ASM (cents)	13.19	11.26	17.1%	13.06	8.72	49.7%

Total International
Revenue passenger miles (millions)	20,262	18,028	12.4%	36,525	29,686	23.0%
Available seat miles (millions)	23,958	22,215	7.8%	44,410	39,876	11.4%
Passenger load factor (percent)	84.6	81.2	3.4 pts	82.2	74.4	7.8 pts
Passenger revenue (dollars in millions)	3,783	3,103	21.9%	6,849	4,861	40.9%
Yield (cents)	18.67	17.21	8.5%	18.75	16.38	14.5%
Passenger revenue per ASM (cents)	15.79	13.97	13.0%	15.42	12.19	26.5%
Note: Amounts may not recalculate due to rounding.
(1)Domestic results include Canada, Puerto Rico and U.S. Virgin Islands.
(2)Latin America results include the Caribbean.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information
American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis.
The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures:
–Operating Income (Loss) (GAAP measure) to Operating Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure)
–Pre-Tax Income (Loss) (GAAP measure) to Pre-Tax Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure)
–Net Income (Loss) (GAAP measure) to Net Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Basic and Diluted Earnings (Loss) Per Share (GAAP measure) to Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items (non-GAAP measure)
Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance.
Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

Reconciliation of Operating Income (Loss) Excluding Net Special Items	3 Months Ended June 30,		Percent Increase (Decrease)	6 Months Ended June 30,		Percent Increase (Decrease)
	2023	2022		2023	2022
	(in millions)			(in millions)
Operating income (loss) as reported	$2,163	$1,017		$2,600	$(706)
Operating net special items:
Mainline operating special items, net (1)	—	(5)		13	152
Regional operating special items, net	6	—		6	—
Operating income (loss) excluding net special items	$2,169	$1,012	nm	$2,619	$(554)	nm

Calculation of Operating Margin
Operating income (loss) as reported	$2,163	$1,017		$2,600	$(706)
Total operating revenues as reported	$14,055	$13,422		$26,244	$22,321
Operating margin	15.4%	7.6%		9.9%	(3.2%)

Calculation of Operating Margin Excluding Net Special Items
Operating income (loss) excluding net special items	$2,169	$1,012		$2,619	$(554)
Total operating revenues as reported	$14,055	$13,422		$26,244	$22,321
Operating margin excluding net special items	15.4%	7.5%		10.0%	(2.5%)

Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items
Pre-tax income (loss) as reported	$1,763	$603		$1,779	$(1,483)
Pre-tax net special items:
Mainline operating special items, net (1)	—	(5)		13	152
Regional operating special items, net	6	—		6	—
Nonoperating special items, net (2)	28	89		45	92
Total pre-tax net special items	34	84		64	244

Pre-tax income (loss) excluding net special items	$1,797	$687	nm	$1,843	$(1,239)	nm

Calculation of Pre-Tax Margin
Pre-tax income (loss) as reported	$1,763	$603		$1,779	$(1,483)
Total operating revenues as reported	$14,055	$13,422		$26,244	$22,321
Pre-tax margin	12.5%	4.5%		6.8%	(6.6%)

Calculation of Pre-Tax Margin Excluding Net Special Items
Pre-tax income (loss) excluding net special items	$1,797	$687		$1,843	$(1,239)
Total operating revenues as reported	$14,055	$13,422		$26,244	$22,321
Pre-tax margin excluding net special items	12.8%	5.1%		7.0%	(5.6%)

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

Reconciliation of Net Income (Loss) Excluding Net Special Items	3 Months Ended June 30,		Percent Increase (Decrease)	6 Months Ended June 30,		Percent Increase (Decrease)
	2023	2022		2023	2022
	(in millions, except share and per share amounts)			(in millions, except share and per share amounts)
Net income (loss) as reported	$1,338	$476		$1,348	$(1,159)
Net special items:
Total pre-tax net special items (1), (2)	34	84		64	244
Income tax special items, net	—	(9)		—	(9)
Net tax effect of net special items	(1)	(18)		(8)	(53)
Net income (loss) excluding net special items	$1,371	$533	nm	$1,404	$(977)	nm

Reconciliation of Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items
Net income (loss) excluding net special items	$1,371	$533		$1,404	$(977)
Shares used for computation (in thousands):
Basic	653,602	650,346		652,801	649,925
Diluted	719,345	718,532		718,890	649,925
Earnings (loss) per share excluding net special items:
Basic	$2.10	$0.82		$2.15	$(1.50)
Diluted	$1.92	$0.76		$1.98	$(1.50)

Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel
Total operating expenses as reported	$11,892	$12,405		$23,644	$23,027

Operating net special items:
Mainline operating special items, net (1)	—	5		(13)	(152)
Regional operating special items, net	(6)	—		(6)	—
Total operating expenses excluding net special items	11,886	12,410		23,625	22,875

Aircraft fuel and related taxes	(2,723)	(4,020)		(5,890)	(6,522)
Total operating expenses excluding net special items and fuel	$9,163	$8,390		$17,735	$16,353
	(in cents)			(in cents)
Total operating expenses per ASM as reported	17.07	18.75		17.56	18.32

Operating net special items per ASM:
Mainline operating special items, net (1)	—	0.01		(0.01)	(0.12)
Regional operating special items, net	(0.01)	—		—	—
Total operating expenses per ASM excluding net special items	17.06	18.76		17.54	18.20

Aircraft fuel and related taxes per ASM	(3.91)	(6.08)		(4.37)	(5.19)
Total operating expenses per ASM excluding net special items and fuel	13.16	12.68		13.17	13.01
Note: Amounts may not recalculate due to rounding.
FOOTNOTES:
(1)The 2022 six month period mainline operating special items, net principally included a non-cash impairment charge to write down the carrying value of the Company's retired Airbus A330 fleet to the estimated fair value due to the market conditions for certain used aircraft. The Company retired its Airbus A330 fleet in 2020 as a result of the decline in demand for air travel due to the COVID-19 pandemic.
(2)Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments.

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

American Airlines Group Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)(Unaudited)

	6 Months Ended June 30,
	2023	2022
Net cash provided by operating activities	$5,096	$2,924
Cash flows from investing activities:
Capital expenditures, net of aircraft purchase deposit returns	(1,244)	(1,405)
Proceeds from sale-leaseback transactions	111	—
Proceeds from sale of property and equipment	72	19
Purchases of short-term investments	(7,587)	(10,083)
Sales of short-term investments	4,656	10,135
Decrease (increase) in restricted short-term investments	33	(10)
Purchase of equity investment	—	(200)
Other investing activities	214	(156)
Net cash used in investing activities	(3,745)	(1,700)
Cash flows from financing activities:
Payments on long-term debt and finance leases	(3,246)	(1,659)
Proceeds from issuance of long-term debt	2,143	574
Other financing activities	(55)	(10)
Net cash used in financing activities	(1,158)	(1,095)
Net increase in cash and restricted cash	193	129
Cash and restricted cash at beginning of period	586	408
Cash and restricted cash at end of period (1)	$779	$537

(1)The following table provides a reconciliation of cash and restricted cash to amounts reported within the condensed consolidated balance sheets:

Cash	$614	$401
Restricted cash included in restricted cash and short-term investments	165	136
Total cash and restricted cash	$779	$537

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

Free Cash Flow
The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations.
This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures.

6 Months Ended June 30, 2023

(in millions)
Net cash provided by operating activities	$5,096
Adjusted net cash used in investing activities (1)	(833)
Free cash flow	$4,263

(1)The following table provides a reconciliation of adjusted net cash used in investing activities for the six months ended June 30, 2023 (in millions):

Net cash used in investing activities	$(3,745)
Adjustments:
Net purchases of short-term investments	2,931
Increase in restricted cash	(19)
Adjusted net cash used in investing activities	$(833)

American Airlines Reports Second-Quarter 2023 Financial Results
July 20, 2023

American Airlines Group Inc.
Condensed Consolidated Balance Sheets
(In millions, except shares)

	June 30, 2023	December 31, 2022
	(unaudited)
Assets
Current assets
Cash	$614	$440
Short-term investments	11,447	8,525
Restricted cash and short-term investments	984	995
Accounts receivable, net	2,073	2,138
Aircraft fuel, spare parts and supplies, net	2,280	2,279
Prepaid expenses and other	822	892
Total current assets	18,220	15,269
Operating property and equipment
Flight equipment	40,570	39,703
Ground property and equipment	9,996	9,913
Equipment purchase deposits	767	613
Total property and equipment, at cost	51,333	50,229
Less accumulated depreciation and amortization	(21,062)	(20,029)
Total property and equipment, net	30,271	30,200
Operating lease right-of-use assets	8,076	8,094
Other assets
Goodwill	4,091	4,091
Intangibles, net	2,055	2,059
Deferred tax asset	2,660	3,099
Other assets	1,887	1,904
Total other assets	10,693	11,153
Total assets	$67,260	$64,716
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Current maturities of long-term debt and finance leases	$3,874	$3,274
Accounts payable	2,406	2,149
Accrued salaries and wages	1,723	1,713
Air traffic liability	8,530	6,745
Loyalty program liability	3,492	3,169
Operating lease liabilities	1,431	1,465
Other accrued liabilities	2,860	2,981
Total current liabilities	24,316	21,496
Noncurrent liabilities
Long-term debt and finance leases, net of current maturities	30,772	32,389
Pension and postretirement benefits	2,694	2,837
Loyalty program liability	5,884	5,976
Operating lease liabilities	6,506	6,559
Other liabilities	1,473	1,258
Total noncurrent liabilities	47,329	49,019
Stockholders' equity (deficit)
Common stock, 653,286,761 shares outstanding at June 30, 2023	7	6
Additional paid-in capital	7,321	7,291
Accumulated other comprehensive loss	(4,550)	(4,585)
Retained deficit	(7,163)	(8,511)
Total stockholders' deficit	(4,385)	(5,799)
Total liabilities and stockholders’ equity (deficit)	$67,260	$64,716